Dreyfus Short Term
Income Fund




SEMIANNUAL REPORT January 31, 2002




The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            17   Statement of Financial Futures

                            18   Statement of Assets and Liabilities

                            19   Statement of Operations

                            20   Statement of Changes in Net Assets

                            21   Financial Highlights

                            22   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus Short Term
                                                                    Income Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Short Term Income Fund, covering the six-month period from August 1, 2001 through January 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with Michael Hoeh, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

One of America's longest periods of economic expansion came to an end during the reporting period, and bonds generally benefited from the Federal Reserve Board's efforts to reinvigorate an ailing economy. Short-term interest rates fell to their lowest levels in 40 years, helping to boost most bond prices. While corporate bonds also generally benefited from lower interest rates, their performance was constrained by credit concerns arising from the bankruptcies and accounting scandals affecting a small number of high-profile companies.

The importance of diversification was underscored by the bond market's strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, market conditions during the reporting period affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

With bond yields currently at historically low levels, a repeat of the reporting period' s bond market performance seems unlikely. Nonetheless, investment opportunities may abound. Signs of economic recovery have emerged and the equity market has recently rallied. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
February 15, 2002




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Short Term Income Fund perform relative to its benchmark?

For the six-month period ended January 31, 2002, the fund achieved a total return of 0.42%.(1) In comparison, the fund's benchmark, the Merrill Lynch Corporate and Government (1-5 years) Index, achieved a total return of 3.20% for the same period.(2)

We attribute the fund's performance to declining interest rates throughout the reporting period, which especially affected yields of short-term securities. The fund' s returns lagged that of its benchmark primarily because of the fund's emphasis on corporate bonds which were hurt by a small number of highly publicized corporate bankruptcies.

What is the fund's investment approach?

The fund's objective is to provide as high a level of current income as is consistent with the preservation of capital. At least 65% of the fund must be invested in investment-grade fixed-income securities, typically with a maturity of three years or less, including U.S. government and agency securities, corporate bonds and mortgage- and asset-backed securities. Up to 35% of the fund may be invested in securities rated below investment grade, including emerging market securities.

When choosing investments for the fund, we evaluate four primary factors:

*The direction in which interest rates are likely to move under prevailing economic conditions. If interest rates appear to be rising, we generally reduce the fund's average duration to capture higher yielding securities as they become available. If interest rates appear to be declining, we may increase the fund's average duration to lock in prevailing yields.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

* The differences in yields -- or spreads -- between fixed-income securities of varying maturities.

* The mix of security types within the fund, including relative exposure to government securities, corporate securities and high yield bonds.

* Credit and cash flow characteristics of individual securities, including the financial health of the issuer and the callability of the security.

What other factors influenced the fund's performance?

The fund's performance was affected by a slowing economy and deteriorating investor confidence amid the highly publicized financial and accounting problems of a few major corporations during the reporting period.

Responding to the ongoing economic slowdown, which was intensified by the September 11 terrorist attacks, the Federal Reserve Board (the "Fed") continued to reduce short-term interest rates. The Fed cut rates five times during the reporting period for a total reduction of 2.00 percentage points.

As a result, yields of short-term bonds moved toward historical lows. U.S. Treasury securities ranked among the lowest yielding primarily because of heightened investor demand for ultra-safe investments. While yields of corporate and mortgage-backed securities also declined, they did not fall as much as Treasury yields. In fact, the difference between the yields of Treasuries and corporate bonds -- known as the spread -- widened beyond its average level.

Because of their relatively attractive yields, we increased the fund's exposure to corporate bonds, including both investment-grade and high yield securities. Although we reduced our holdings of high yield bonds after they rallied in December, the fund' s returns were hurt in January when bankruptcies and accounting scandals eroded investor confidence.

We found particularly good values during the reporting period in mortgage-backed securities, which had previously been hurt by a surge of refinancing activity among homeowners. As mortgage rates bottomed, we believed that refinancing activity would abate and securities prices would rise. In the meantime, their relatively high yields made them attractive income-oriented investments, in our view. The fund' s mortgage-related holdings included U.S. government agency securities as well as commercial mortgage-backed securities.

What is the fund's current strategy?

Although we expect the economy to recover, the process is likely to be long and slow. Nonetheless, recent scrutiny of accounting practices has caused many corporations to take steps toward improving their balance sheets. In our opinion, stronger balance sheets should be good for corporate bonds, while lower prepayment risks should benefit mortgage-backed securities.

Accordingly, we have continued to focus on mortgage-backed securities and corporate bonds. Mortgage-related securities accounted for approximately 55% of the fund' s assets as of January 31, 2002, reflecting our positive view. Investment-grade corporate bonds comprised approximately 35% of the fund, and high yield corporate bonds represented approximately 9%. U.S. Treasury and non-mortgage agency securities combined represented approximately 1% of the fund, well below their neutral allocation. The fund's weighted average duration ended the period at 1.8 years, which was slightly shorter than that of its benchmark. The fund' s average credit quality was single-A, well within the investment-grade range. Of course, we are prepared to change our strategies and the fund's composition as market conditions evolve.

February 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH CORPORATE AND GOVERNMENT (1-5 YEARS) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK INCLUDING U.S. GOVERNMENT AND FIXED-COUPON DOMESTIC INVESTMENT-GRADE CORPORATE BONDS WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR AND LESS THAN 5 YEARS.

                                                             The Fund

STATEMENT OF INVESTMENTS

January 31, 2002 (Unaudited)



                                                                                              Principal
------------------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--100.3%                                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT AND AEROSPACE--1.5%

Aircraft Lease Portfolio Securitization 1996-1,

  Pass-Through Trust, Ctfs.,

   Cl. D, 12.75%, 2006                                                                        3,783,062                1,437,564

America West Airlines Pass-Through Trusts, Cfts.,

   Ser. 1996-1, Cl. D, 8.16%, 2002                                                              168,096                  169,850

Boeing Capital,

   Sr. Notes, 5.75%, 2007                                                                     5,465,000                5,478,712

Hexcel,

   Sr. Sub. Notes, 9.75%, 2009                                                                1,002,000                  586,170

Pegasus Aviation Lease Securitization,

  Asset-Backed Ctfs.,

   Ser. 2000-1, Cl. A1, 2.385%, 2015                                                          6,861,378  (a,b)         6,859,234

U.S. Airways,

   Enhanced Equipment Notes, Cl. C, 8.93%, 2009                                               1,102,501                  773,134

                                                                                                                      15,304,664

ASSET-BACKED CTFS.--11.3%

Bombardier Capital Mortgage Securitization,

   Ser. 2000-A, Cl. A2, 7.575%, 2030                                                          5,000,000                5,199,990

Bosque Asset,

   7.66%, 2002                                                                                  342,783  (a)             178,247

Conseco Finance Securitizations:

   Ser. 2000-1, Cl. A3, 7.3%, 2031                                                            6,000,000                6,182,535

   Ser. 2000-6, Cl. A1, 6.43%, 2032                                                           3,589,176                3,636,279

   Ser. 2000-D, Cl. A3, 7.89%, 2018                                                           8,125,000                8,441,713

   Ser. 2000-E, Cl. A5, 8.02%, 2031                                                           8,000,000                8,619,920

   Ser. 2001-1, Cl. A1B, 5.01%, 2032                                                          8,376,236                8,498,679

   Ser. 2001-C, Cl. A4, 6.19%, 2030                                                           5,830,000                5,853,684

Fidelity Equipment Lease Trust,

   Ser. 1992-2, Cl. A3, 6.96%, 2004                                                           5,027,321  (a)           5,178,141

Fingerhut Master Trust,

   Ser. 1998-2, Cl. A, 6.23%, 2007                                                            8,930,000                9,080,745

GMAC Mortgage Loan Trust,

   Ser. 2000-HE3, Cl. A2, 7.17%, 2015                                                         6,000,000                6,136,004

Navistar Financial Corp. Owner Trust,

   Ser. 2001-A, Cl. B, 5.59%, 2008                                                            7,619,950                7,841,753

NYCTL Trust,

  Tax Lien Collateralized Bonds:

      Ser. 1999-1A, Cl. C, 6.55%, 2007                                                        1,551,559  (a)           1,569,257

      Ser. 2000-AA, Cl. C, 8.11%, 2008                                                        5,237,091  (a)           5,361,472


                                                                                              Principal
-----------------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED CTFS. (CONTINUED)

Nomura Depositor Trust:

   Ser. 1998-ST1, Cl. A5, 3.07%, 2034                                                        12,500,000  (a,b)        12,324,219

   Ser. 1998-ST1, Cl. B2, 6.32%, 2034                                                         7,250,000  (a,b)         7,050,625

Sasco Floating Rate Commercial Mortgage,

   Ser. 2000-C2, Cl. K, 3.489%, 2003                                                          3,038,742  (a,b)         3,032,521

The Money Store Home Equity Trust,

   Ser. 1996-C, Cl. A14, 7.785%, 2022                                                         5,000,000                5,219,077

Union Acceptance Corp. Securitization Owner Trust,

   Ser. 2000-D, Cl. A4, 6.89%, 2007                                                           6,796,000                7,185,289

Ventas Specialty I,

   Ser. 2001-VENA, Cl. D, 3.79%, 2012                                                         2,100,000  (a,b)         2,099,422

                                                                                                                     118,689,572

ASSET-BACKED CTFS./AUTOMOBILE RECEIVABLES--2.5%

Onyx Acceptance Auto Trust,

   Ser. 2001-A, Cl. A3, 5.64%, 2005                                                          13,000,000               13,227,500

WFS Financial Owner Trust:

   Ser. 2000-A, Cl. A4, 7.41%, 2007                                                           7,500,000                7,950,544

   Ser. 2000-D, Cl. A4, 6.98%, 2008                                                           4,588,000                4,858,427

                                                                                                                      26,036,471

ASSET-BACKED CTFS./HOME EQUITY LOANS--7.7%

Advanta Mortgage Loan Trust,

   Ser. 1996-1, Cl. A6, 6.73%, 2023                                                           1,048,447                1,070,902

Chase Funding Mortgage Loan,

   Ser. 2001-3, Cl. 1A6, 5.832%, 2013                                                        10,525,250               10,309,811

EQCC Home Equity Loan Trust,

   Ser. 1998-1, Cl. A4F, 6.45%, 2021                                                         12,710,000               13,013,499

GE Capital Mortgage Services,

   Ser. 1999-HE1, Cl. A7, 6.265%, 2029                                                        8,850,000                9,134,262

Green Tree Home Improvement Loan Trust:

   Ser. 1997-A, Cl. HEA6, 7.16%, 2028                                                            25,426                   26,033

   Ser. 1999-B, Cl. A1, 7.11%, 2026                                                           3,275,394                3,437,151

   Ser. 1999-B, Cl. A2, 7.11%, 2026                                                           3,191,028                3,334,847

IMPAC Secured Asset Owner Trust:

   Ser. 2000-4, Cl. A4, 7.43%, 2030                                                           7,000,000                7,360,938

   Ser. 2000-5, Cl. A6, 6.92%, 2030                                                           9,680,000                9,737,475

INDYMAC Home Equity Loan Trust,

   Ser. 2001-A, Cl. AF4, 6.607%, 2029                                                         5,000,000                5,174,500

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
-----------------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED CTFS./HOME EQUITY LOANS (CONTINUED)

Residential Asset Securities:

   Ser. 2001-KS1, Cl. AI4, 6.374%, 2029                                                       4,000,000                4,103,200

   Ser. 2001-KS3, Cl. AI6, 5.96%, 2031                                                       14,169,000               13,974,176

                                                                                                                      80,676,794

AUTOMOTIVE--4.2%

DaimlerChrysler N.A. Holdings,

   Notes, 6.4%, 2006                                                                          9,800,000                9,902,978

Dana,

   Notes, 6.25%, 2004                                                                           375,000                  346,707

Ford Motor Credit,

   Global Landmark Securities, 6.5%, 2007                                                    15,710,000               15,509,022

GMAC:

   Notes, 3.75%, 2003                                                                         7,500,000  (b)           7,429,238

   Notes, 6.125%, 2006                                                                        5,830,000                5,828,175

TRW,

   Notes, 6.625%, 2004                                                                        5,000,000                5,104,410

                                                                                                                      44,120,530

BANKING--.8%

Dime Bancorp,

   Sr. Notes, 9%, 2002                                                                        8,000,000                8,405,168

CABLE AND MEDIA--1.8%

Adelphia Communications,

   Sr. Notes, Ser. B, 8.125%, 2003                                                            8,515,000                8,504,356

Charter Communications Holdings/Capital,

   Sr. Notes, 9.625%, 2009                                                                    1,912,000                1,916,780

Fox Family Worldwide,

   Sr. Discount Notes, 0/10.25%, 2007                                                         8,000,000  (c)           8,740,000

                                                                                                                      19,161,136

CHEMICALS--.1%

Lyondell Chemical,

   Gtd. Sr. Notes, Ser. A, 9.625%, 2007                                                       1,649,000                1,653,123

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--19.0%

Bank of America Large Loans,

   Ser. 2001-1166, Cl. C, 4.833%, 2005                                                        7,000,000                6,909,000

Bear Stearns Commercial Mortgage Securities

   Ser. 2001-TOP2, Cl. A1, 6.08%, 2035                                                       19,089,784               19,466,616

COMM,

   Ser. 2000-FL2A, Cl. E, 2.81%, 2011                                                        10,150,000  (a,b)        10,116,622


                                                                                              Principal
------------------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

CS First Boston Mortgage Securities,

   Ser. 1998-C1, Cl. A1A, 6.26%, 2040                                                        19,798,860               20,595,144

Commercial Mortgage Pass-Through Ctfs.,

   Ser. 2001-ZC1A, Cl. A, 6.355%, 2006                                                        9,967,251  (a)           9,967,251

Chase Commericial Mortgage Securities,

   Ser. 2001-245, Cl. A1, 6.173%, 2016                                                        5,825,000  (a,b)         5,889,658

Chase Manhattan Bank-First Union National,

   Ser. 1999-1, Cl. A1, 7.134%, 2031                                                          9,194,049                9,773,025

DLJ Mortgage Acceptance:

   Ser. 1994-MF11, Cl. B1, 8.1%, 2004                                                         7,000,000                7,031,290

   Ser. 1998-ST1A, Cl. B3, 3.938%, 2011                                                       2,792,557  (a,b)         2,789,067

First Union National Bank,

   Ser. 2001-C2, Cl. A1, 6.204%, 2043                                                        12,499,619               12,735,940

GGP Mall Properties Trust,

   Ser. 2001-C1A, Cl. C2, 5.558%, 2011                                                       13,997,639  (a)          13,455,231

LB-UBS Commercial Mortgage Trust,

   Ser. 2001-C3, Cl. E, 6.365%, 2036                                                         10,000,000               10,189,184

Morgan Stanley Dean Witter Capital I,

   Ser. 2001-XLF, Cl. F, 3.807%, 2013                                                        11,719,810  (a,b)        11,602,612

Office Portfolio Trust,

   Ser. 2001-HRPA, Cl. A1, 6.151%, 2016                                                      12,631,597  (a)          12,864,492

277 Park Avenue Finance Corp.,

   Ser. 1997-C1, Cl. A1, 7.58%, 2012                                                          8,709,021  (a)           9,377,730

Prudential Securities Secured Financing,

   Ser. 1999-C2, Cl. A1, 6.955%, 2031                                                         9,422,969                9,969,099

Starwood Asset Receivables Trust,

   Ser. 2000-1, Cl. E, 4.51%, 2022                                                            8,000,000  (a,b)         8,023,557

TIAA CMBS I Trust Commercial Mortgage,

   Ser. 1999-1, Cl. A, 7.17%, 2032                                                            7,524,051  (a)           7,958,640

Trizechahn Office Properties Trust,

   Ser. 2001-TZH, Cl. A2, 6.093%, 2016                                                        9,775,000  (a)           9,697,487

                                                                                                                     198,411,645

CONSUMER--.9%

Dial,

   Sr. Notes, 7%, 2006                                                                        5,487,000                5,568,224

Tyson Foods,

   Notes, 6.625%, 2004                                                                        3,500,000  (a)           3,597,286

                                                                                                                       9,165,510

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
------------------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE--8.4%

Bombardier Capital:

   Notes, 5.625%, 2003                                                                        4,425,000  (a,d)         4,532,532

   Notes, Ser. A, 6.125%, 2006                                                                2,747,000  (a)           2,713,476

Capital One Financial:

   Notes, 7.25%, 2003                                                                         7,940,000                7,956,102

   Notes, 7.25%, 2006                                                                         3,105,000                2,965,232

Countrywide Home Loan,

   Medium-Term Notes, Ser. J, 5.5%, 2006                                                      7,500,000                7,492,613

Credit-Backed Steers Trust :

   Ser. 2001 Floating Rate Trust Ctfs., 5.231%, 2004                                          2,367,000  (a,b)         2,134,252

   Ser. 2001 Trust Ctfs., Ser. VZ-1, 5.565%, 2005                                            10,355,000  (a)          10,186,731

   Ser. 2002 Trust Ctfs., Ser. 3F, 8.5%, 2007                                                 3,675,000  (a)           3,673,824

Household Finance,

   Notes, 5.75%, 2007                                                                        10,000,000                9,871,320

IOS Capital,

   Notes, 9.75%, 2004                                                                         5,240,000                5,253,823

Lehman Brothers Holdings,

   Notes, 7%, 2008                                                                            4,690,000                4,894,456

MBNA,

   Medium-Term Notes, 6.15%, 2003                                                             5,000,000                5,134,370

Monumental Global Funding II,

   Notes, 6.95%, 2003                                                                         8,000,000  (a)           8,454,976

Superior Financial,

   Sr. Notes, 8.65%, 2003                                                                     3,900,000  (a)           3,932,967

TIERS,

  Fixed Rate Trust Ctfs.,

   Ser. MIR 2001-14, 7.2%, 2004                                                               4,680,000  (a)           3,603,600

Textron Financial,

   Medium-Term Notes, Ser. E, 2.07%, 2003                                                     5,375,000  (b)           5,241,286

                                                                                                                      88,041,560

FOREIGN/GOVERNMENTAL--.5%

Republic of Argentina:

   Deb., 11.25%, 2004                                                                               500  (e)                 138

   Discount Notes, Ser. D, 0%, 2002                                                           4,900,000                4,826,500

                                                                                                                       4,826,638

HEALTH CARE--1.0%

Humana,

   Sr. Notes, 7.25%, 2006                                                                    10,531,000               10,645,756


                                                                                              Principal
------------------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL--1.6%

Allied Waste N.A.:

   Gtd. Notes, Ser. B, 7.625%, 2006                                                           2,236,000                2,196,870

   Sr. Notes, 8.5%, 2008                                                                      2,275,000  (a)           2,331,875

News America Holdings,

   Sr. Notes, 8.625%, 2003                                                                    8,230,000                8,563,068

TXU,

   Sr. Notes, Ser. J, 6.375%, 2006                                                            3,258,000                3,292,538

                                                                                                                      16,384,351

INFORMATION/DATA TECHNOLOGY--.7%

Amkor Technology,

   Sr. Notes, 9.25%, 2008                                                                     1,450,000                1,406,500

Computer Sciences,

   Notes, 6.75%, 2006                                                                         3,492,000                3,610,260

Lucent Technologies,

   Notes, 7.25%, 2006                                                                         2,000,000                1,740,000

Metronet Communications,

   Sr. Discount Notes, 0/9.95%, 2008                                                            333,000  (c)              76,528

                                                                                                                       6,833,288

INSURANCE--1.1%

Conseco:

   Notes, 6.4%, 2003                                                                            720,000                  540,000

   Notes, 8.75%, 2004                                                                         1,328,000                  783,520

   Notes, 6.8%, 2005                                                                          2,884,000                1,557,360

MONY Group,

   Sr. Notes, 7.45%, 2005                                                                     8,000,000                8,379,976

                                                                                                                      11,260,856

MACHINERY--.2%

Briggs & Stratton,

   Sr. Notes, 8.875%, 2011                                                                      959,000                1,016,540

Case,

   Notes, Ser. B, 6.25%, 2003                                                                 1,019,000                  961,193

National Equipment Services,

   Sr. Sub. Notes, Ser. D, 10%, 2004                                                            549,000                  496,845

                                                                                                                       2,474,578

OIL AND GAS--3.2%

Petroleos Mexicanos,

   Notes, 6.5%, 2005                                                                          4,875,000  (a)           4,984,688

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
------------------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OIL AND GAS (CONTINUED)

Petroleum Geo-Services,

   Sr. Notes, 6.25%, 2003                                                                     2,000,000                1,946,382

R&B Falcon,

   Sr. Notes, Ser. B, 6.75%, 2005                                                             7,000,000                7,248,626

Triton Energy,

   Sr. Notes, 9.25%, 2005                                                                     4,507,000                4,980,234

Valero Energy,

   Notes, 7.375%, 2006                                                                        4,000,000                4,194,560

Williams Cos.,

   Notes, 6.2%, 2002                                                                          9,890,000                9,989,651

                                                                                                                      33,344,141

PAPER PRODUCTS--.7%

Fort James,

   Sr. Notes, 6.625%, 2004                                                                    7,710,000                7,205,411

REAL ESTATE--4.4%

Crescent Real Estate Equities,

   Notes, 7%, 2002                                                                           11,775,000               11,784,054

Federal Realty Investors Trust,

   Medium-Term Notes, 6.74%, 2004                                                             5,675,000                5,845,534

New Plan Excel Realty Trust:

   Sr. Notes, 6.8%, 2002                                                                      2,000,000                2,019,698

   Sr. Notes, 6.875%, 2004                                                                   11,575,000               11,964,973

Susa Partnership,

   Notes, 7.125%, 2003                                                                        6,315,000                6,658,429

TriNet Corporate Realty Trust,

   Notes, 6.75%, 2003                                                                         3,825,000  (f)           3,801,571

United Dominion Realty Trust,

   Notes, Ser. A, 7.95%, 2006                                                                 4,325,000                4,449,988

                                                                                                                      46,524,247

RESIDENTIAL MOTGAGE PASS-THROUGH CTFS.--.1%

GE Capital Mortgage Services,

   Ser. 1996-12, Cl. M, 7.25%, 2011                                                           1,045,771                1,071,759

RESTAURANTS--1.5%

Delhaize America,

   Notes, 7.375%, 2006                                                                       10,000,000  (a)          10,622,550

Tricon Global Restaurants,

   Sr. Notes, 7.45%, 2005                                                                     5,000,000                5,100,000

                                                                                                                      15,722,550


                                                                                              Principal
------------------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RETAIL--1.4%

Dillard's:

   Notes, 6.31%, 2002                                                                         8,000,000  (g)           7,921,560

   Notes, 6.125%, 2003                                                                        2,000,000                1,926,330

Toys R Us,

   Notes, 6.875%, 2006                                                                        4,900,000                4,901,078

                                                                                                                      14,748,968

STRUCTURED INDEX--2.1%

HYDI-100,

   Linked Ctf. of Deposit, 9.4%, 2006                                                        14,000,000  (h)          14,192,500

Passive High Yield Return Securities Trusts 2001,

   Ctfs., 9.24%, 2011                                                                         8,588,000  (a,b,h)       7,712,282

                                                                                                                      21,904,782

TELECOMMUNICATIONS--2.4%

AT&T,

   Sr. Notes, 6.5%, 2006                                                                      9,882,000  (a)          10,037,622

Citizens Communications,

   Notes, 6.375%, 2004                                                                        9,457,000  (a)           9,631,992

U.S. West Capital Funding,

   Gtd. Notes, 6.125%, 2002                                                                   2,400,000                2,425,032

WorldCom,

   Notes, 6.5%, 2004                                                                          3,500,000                3,512,075

                                                                                                                      25,606,721

U.S. GOVERNMENT AGENCIES--.9%

Federal National Loan Mortgage Association,

   Notes, 4.25%, 1/28/2005                                                                    8,900,000                8,950,436

U.S. GOVERNMENT AGENCIES/MORTAGE-BACKED--14.5%

Federal Home Loan Mortgage Corp.:

   6.5%                                                                                       5,748,000  (i)           5,787,489

   7.109%, 9/1/2030                                                                           1,215,488                1,274,882

   7.128%, 8/1/2030                                                                           1,509,506                1,572,778

   Multiclass Mortgage Participation Ctfs., REMIC,

      Ser. 1798, Cl. G, 6.5%, 11/15/2023                                                      1,113,465                1,130,372

         (Interest Only Obligation):

            Ser. 1987, Cl. PI, 7%, 9/15/2012                                                  1,498,002  (j)             252,294

            Ser. 1999, Cl. PW, 7%, 8/15/2026                                                  6,069,990  (j)             867,280

            Ser. 2048, Cl. PJ, 7%, 4/15/2028                                                  3,500,000  (j)             789,688

            Ser. 2108, Cl. TI, 6.5%, 6/15/2025                                                5,933,605  (j)           1,012,529

            Ser. 2116, Cl. JI, 6.5%, 6/15/2025                                                5,584,495  (j)             547,979

            Ser. 2129, Cl. IA, 6.5%, 6/15/2024                                                3,730,769  (j)             785,500

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
------------------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTAGE-BACKED (CONTINUED)

Federal National Loan Mortgage Association:

   5.96%, 2/1/2029                                                                            2,310,309  (b)           2,357,047

   6.5%                                                                                      34,367,000  (i)          34,570,796

   7%                                                                                        25,522,000  (i)          26,112,069

   REMIC Trust, Gtd. Pass-Through Ctfs,

      Ser. 1994-29, Cl. G, 6.5%, 2/25/2024                                                   10,239,115               10,311,404

      Ser. 2001-12, Cl. CS, 6.5%, 6/25/2027                                                   3,328,319                3,379,575

      Ser. 2001-W4, Cl. AF3, 4.034%, 8/25/2029                                               11,090,000               10,878,597

         (Interest Only Obligation):

            Ser. 1997-56, Cl. PM, 7%, 6/18/2026                                               1,864,616  (j)             263,246

            Ser. 2001-27, Cl. BI, 6.5%, 8/25/2029                                             4,619,480  (j)             760,782

            Ser. 2001-72, Cl. IA, 6%, 3/25/2030                                               2,890,714  (j)             570,916

Government National Mortgage Association I:

   6.5%                                                                                       9,678,000  (i)           9,762,683

   7%                                                                                         6,687,000  (i)           6,868,753

   Project Loan,

      8%, 9/15/2008                                                                           1,932,959                2,048,318

Government National Mortgage Association II:

   5.25%, 4/20/2030                                                                           2,674,926  (b)           2,708,363

   7%                                                                                         7,950,000  (i)           8,148,750

   7%, 9/20/2029- 4/20/2031                                                                   6,185,713                6,349,926

   7.5%, 11/20/2029- 9/20/2031                                                               11,838,309               12,316,173

                                                                                                                     151,428,189

UTILITIES/GAS AND ELECTRIC--4.1%

AES,

   Sr. Sub. Notes, 7.375%, 2003                                                               6,000,000  (k)           5,670,000

Calpine,

   Sr. Notes, 7.625%, 2006                                                                    7,585,000                6,446,082

Cinergy,

   Deb., 6.25%, 2004                                                                          5,519,000                5,580,007

Dominion Resources,

   Notes, 3.875%, 2004                                                                        5,400,000                5,354,834


                                                                                              Principal
------------------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES/GAS AND ELECTRIC (CONTINUED)

Marlin Water Trust II/Capital II,

   Sr. Secured Notes, 6.31%, 2003                                                             3,839,000  (a,e)           652,630

Mirant Americas Generation,

   Sr. Notes, 7.625%, 2006                                                                    1,713,000                1,461,309

Mission Energy Holding,

   Sr. Secured Notes, 13.5%, 2008                                                               777,000                  864,413

NRG Northeast Generating,

   Gtd. Notes, Ser. A-1, 8.065%, 2004                                                         2,250,000                2,300,344

Southern Co. Capital Funding,

   Sr. Notes, Ser. A, 5.3%, 2007                                                              4,765,000                4,747,465

York International,

   Sr. Notes, 6.625%, 2006                                                                    9,263,000                9,478,874

                                                                                                                      42,555,958

WIRELESS COMMUNICATION--1.7%

AT&T Wireless Services,

   Sr. Notes, 7.35%, 2006                                                                     9,862,000               10,338,985

Motorola,

   Notes, 6.75%, 2006                                                                         6,800,000                6,755,236

Nextel Communications,

   Sr. Notes, 9.375%, 2009                                                                      630,000                  463,050

                                                                                                                      17,557,271

TOTAL BONDS AND NOTES

   (cost $1,052,240,037 )                                                                                          1,048,712,073
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.5%                                                                            Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MEDIA/ENTERTAINMENT;

Paxson Communications,

  Cum., $ 1,325

   (cost $6,947,775 )                                                                               711                6,043,500

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
SHORT-TERM INVESTMENTS--3.7%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--3.5%

BP Amoco Capital,

   1.9%, 2/1/2002                                                                            12,000,000               12,000,000

Dow Chemical Corp.,

   1.93%, 2/1/2002                                                                            9,880,000                9,880,000

J.P. Morgan,

   1.9%, 2/1/2002                                                                             6,960,000                6,960,000

UBS Finance Deleware LLC,

   1.9%, 2/1/2002                                                                             7,500,000                7,500,000

                                                                                                                      36,340,000

U.S. TREASURY BILLS--.2%

   1.63%, 2/14/2002                                                                             150,000  (l)             149,912

   1.645%, 3/7/2002                                                                           1,775,000  (l)           1,772,781

                                                                                                                       1,922,693

TOTAL SHORT-TERM INVESTMENTS

   (cost $38,262,138 )                                                                                                38,262,693
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,097,449,950 )                                                         104.5%            1,093,018,266

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (4.5%)             (47,516,647)

NET ASSETS                                                                                       100.0%            1,045,501,619

(A)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS. AT JANUARY 31,
     2002, THESE SECURITIES AMOUNTED TO $234,198,768 OR 22.4% OF NET ASSETS.

(B)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C)  ZERO  COUPON  UNTIL  SPECIFIED  DATE AT WHICH TIME THE STATED  COUPON  RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

(D)  REFLECTS  DATE  SECURITY  CAN BE REDEEMED AT  HOLDER'S  OPTION;  THE STATED
     MATURITY IS 5/30/2013.

(E)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(F)  REFLECTS  DATE  SECURITY  CAN BE  REDEEMED  AT HOLDERS  OPTION;  THE STATED
     MATURITY IS 3/1/2013.

(G)  REFLECTS  DATE  SECURITY  CAN BE  REDEEMED  AT HOLDERS  OPTION;  THE STATED
     MATURITY IS 8/1/2012.

(H)  SECURITY LINKED TO A PORTFOLIO OF HIGH YIELD DEBT SECURITIES.

(I)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(J)  NOTIONAL FACE AMOUNT SHOWN.

(K)  REFLECTS  DATE  SECURITY  CAN BE REDEEMED AT  HOLDER'S  OPTION;  THE STATED
     MATURITY IS 6/15/2014.

(L)  PARTIALLY  OR  WHOLLY  HELD BY A BROKER  A  COLLATERAL  FOR OPEN  FINANCIAL
     FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

January 31, 2002 (Unaudited)

                                                                   Market Value                                      Unrealized
                                                                     Covered by                                 Appreciation at
                                            Contracts             Contracts ($)          Expiration                1/31/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES SHORT

U.S. Treasury 5 Year Notes                      1,256              133,234,125           March 2002                     141,250

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2002 (Unaudited)

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                        1,097,449,950  1,093,018,266

Cash                                                                  2,401,968

Receivable for investment securities sold                            54,308,713

Interest receivable                                                  11,532,598

Receivable for shares of Common Stock subscribed                        864,651

Paydowns receivable                                                     708,286

Receivable for futures variation margin--Note 4                         309,525

Prepaid expenses                                                         35,526

                                                                  1,163,179,533
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           686,082

Payable for investment securities purchased                         113,591,318

Payable for shares of Common Stock redeemed                           3,309,209

Accrued expenses                                                         91,305

                                                                    117,677,914
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,045,501,619
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,071,320,979

Accumulated distributions in excess of investment income--net        (1,985,839)

Accumulated net realized gain (loss) on investments                 (19,543,088)

Accumulated net unrealized appreciation (depreciation)
  on investments (including $141,250 net unrealized
  appreciation on financial futures)                                 (4,290,433)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,045,501,619
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)      87,914,318

NET ASSET VALUE, offering and redemption price per share ($)              11.89

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended January 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest                                                            30,636,495

Cash dividends                                                         369,600

TOTAL INCOME                                                        31,006,095

EXPENSES:

Management fee--Note 3(a)                                            2,500,952

Shareholder servicing costs--Note 3(b)                               1,295,723

Custodian fees--Note 3(b)                                               37,472

Professional fees                                                       26,942

Prospectus and shareholders' reports                                    26,300

Directors' fees and expenses--Note 3(c)                                  8,036

Interest expense--Note 2                                                 4,627

Miscellaneous                                                            4,292

TOTAL EXPENSES                                                       3,904,344

INVESTMENT INCOME--NET                                              27,101,751
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (4,546,554)

Net realized gain (loss) on financial futures                       (3,274,313)

NET REALIZED GAIN (LOSS)                                            (7,820,867)

Net unrealized appreciation (depreciation) on investments (including
  $1,169,921 net unrealized appreciation on financial futures)     (15,851,191)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (23,672,058)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,429,693

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         January 31, 2002           Year Ended
                                              (Unaudited)        July 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         27,101,751           36,264,013

Net realized gain (loss) on investments        (7,820,867)           5,330,286

Net unrealized appreciation (depreciation)
   on investments                             (15,851,191)          17,136,965

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    3,429,693           58,731,264
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (28,907,580)         (36,333,619)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 594,863,544          622,439,317

Dividends reinvested                           24,145,855           29,417,128

Cost of shares redeemed                      (354,574,741)        (295,802,095)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 264,434,658          356,054,350

TOTAL INCREASE (DECREASE) IN NET ASSETS       238,956,771          378,451,995
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           806,544,848          428,092,853

END OF PERIOD                               1,045,501,619          806,544,848

Undistributed (distributions in excess of)
   investment income--net                      (1,985,839)             136,891
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    49,197,247           51,853,078

Shares issued for dividends reinvested          2,005,015            2,453,049

Shares redeemed                               (29,470,109)         (24,724,365)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  21,732,153           29,581,762

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                        January 31, 2002(a)                               Year Ended July 31,
                                                                --------------------------------------------------------------------
                                                (Unaudited)        2001          2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.19        11.70         11.63          12.12          12.03         11.86

Investment Operations:

Investment income--net                                 .32(b)       .77           .71            .76            .84           .86

Net realized and unrealized
   gain (loss) on investments                         (.27)         .50           .07           (.47)           .08           .17

Total from Investment Operations                       .05         1.27           .78            .29            .92          1.03

Distributions:

Dividends from investment
   income--net                                        (.35)        (.78)         (.71)          (.78)          (.83)         (.86)

Net asset value, end of period                       11.89        12.19         11.70          11.63          12.12         12.03
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                       .42(c)     11.17          7.50           2.52           7.92          8.95
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                               .78(d)       .84           .84            .87            .87           .80

Ratio of interest expense
   to average net assets                               .00(e)       .00(e)        .00(e)         .00(e)         .02           .02

Ratio of net investment income
   to average net assets                              5.42(d)      6.46          6.64           6.54           7.01          7.28

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                              --           --            --             --            .00(e)        .11
Portfolio Turnover Rate                             103.51(c)    322.69        272.46         204.98         185.77        292.99
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                   1,045,502      806,545       428,093        358,444        358,726       279,142

(A)  AS REQUIRED,  EFFECTIVE AUGUST 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THESE  CHANGES FOR THE PERIOD ENDED JANUARY 31, 2002 WAS TO DECREASE NET
     INVESTMENT  INCOME PER SHARE BY $.02,  INCREASE NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS  PER SHARE BY $.02 AND DECREASE THE RATIO OF NET
     INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 5.77% TO 5.42%. PER SHARE DATA
     AND  RATIOS/SUPPLEMENTAL  DATA FOR PERIODS PRIOR TO AUGUST 1, 2001 HAVE NOT
     BEEN RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

(E)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Short Term Income Fund (the "fund") is a separate non-diversified series of Dreyfus Investment Grade Bond Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a direct subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are
carried    at    fair    value
as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $20,010 during the period ended January 31, 2002, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The tax character of distributions paid to shareholders during the fiscal period ended July 31, 2001 were as follows: ordinary income $36,333,619.

The fund has an unused capital loss carryover of approximately $10,664,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to July 31, 2001. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, $1,644,000 of the carryover expires in fiscal 2004, $1,314,000 expires in fiscal 2005, $1,818,000 expires in fiscal 2007 and $5,888,000 expires in fiscal 2008.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the leveraging arrangement during the period ended January 31, 2002 was approximately $326,100, with a relative weighted average annualized interest of 2.81%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b)  Under  the  Shareholder Services Plan, the fund pays the Distributor at the
annual   rate  of  .20  of  1%  of  the  value  of  the  fund's  average  daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended January 31, 2002, the fund was charged $1,000,381 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended January 31, 2002, the fund was charged $186,125 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended January 31, 2002, the fund was charged $37,472 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities (including paydowns), excluding short-term securities and financial futures, during the period ended January 31, 2002, amounted to $1,321,798,565 and $1,050,307,752, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains and losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at January 31, 2002, are set forth in the Statement of Financial Futures.

At  January 31, 2002, accumulated net unrealized depreciation on investments was
$4,431,684,   consisting   of  $13,662,620  gross  unrealized  appreciation  and
$18,094,304 gross unrealized depreciation.

At January 31, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 5--Change in Accounting Principle:

As required, effective August 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing discount or premium on fixed income securities on a scientific basis. In addition, the Guide now requires paydown gains and losses to be included in interest income. Prior to August 1, 2001, the fund did not amortize premiums on fixed income securities and amortized discount on a straight line basis and included paydown gains and losses in net realized gains (losses) on investments. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $316,901 decrease in accumulated undistributed investment income-net and a corresponding $316,901 increase in accumulated net unrealized appreciation (depreciation), based on securities held by the fund on July 31, 2001.

The  effect  of  these  changes  for  the  period  ended January 31, 2002 was to decrease net investment income by $2,084,225, increase net unrealized appreciation (depreciation) by $394,203 and increase net realized gains (losses) by $1,690,022. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect these changes in presentation.

                                                             The Fund

NOTES

                   For More Information

                        Dreyfus Short Term Income Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  083SA0102